                                 MORGAN STANLEY
                          AFRICA INVESTMENT FUND, INC.
---------------------------------------------

OFFICERS AND DIRECTORS

Barton M. Biggs                           John A. Levin
CHAIRMAN OF THE BOARD                     DIRECTOR
OF DIRECTORS                              William G. Morton, Jr.
Frederick B. Whittemore                   DIRECTOR
VICE-CHAIRMAN OF THE BOARD OF DIRECTORS   James W. Grisham
Warren J. Olsen                           VICE PRESIDENT
PRESIDENT AND DIRECTOR                    Michael F. Klein
Peter J. Chase                            VICE PRESIDENT
DIRECTOR                                  Harold J. Schaaff, Jr.
John W. Croghan                           VICE PRESIDENT
DIRECTOR                                  Joseph P. Stadler
David B. Gill                             VICE PRESIDENT
DIRECTOR                                  Valerie Y. Lewis
Graham E. Jones                           SECRETARY
DIRECTOR                                  James R. Rooney
                                          TREASURER
                                          Belinda A. Brady
                                          ASSISTANT TREASURER

---------------------------------------------
INVESTMENT ADVISER
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
ADMINISTRATOR
The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
---------------------------------------------------------
CUSTODIANS
Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
770 Broadway
New York, New York 10003
---------------------------------------------------------
SHAREHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
40 Wall Street
New York, New York 10005
(800) 278-4353
---------------------------------------------------------
LEGAL COUNSEL
Rogers & Wells
200 Park Avenue
New York, New York 10166
---------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

                                   ---------

                                 MORGAN STANLEY
                               AFRICA INVESTMENT
                                   FUND, INC.
                                   ---------

                                 ANNUAL REPORT
                               DECEMBER 31, 1996
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------

For the year ended December 31, 1996, the Morgan Stanley Africa Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 8.64%. For the period since the Fund's commencement of operations on February 14, 1994 through December 31, 1996, the Fund's total return, based on net asset value per share, was 47.12%. For the three months ended December 31, 1996, the Fund had a total return of 9.27%, based on net asset value per share. On December 31, 1996, the closing price of the Fund's shares on the New York Stock Exchange was $13 5/8, representing a 19.2% discount to the Fund's net asset value per share.

Overall, the Fund performed well during the year given that Africa's biggest stock market, South Africa, declined by 20.1% in 1996 as measured by the Morgan Stanley Capital International South Africa Index. Our strategy to be underweight in South Africa and to be overweight in markets such as Zimbabwe, Egypt, Mauritius and Morocco paid off. In 1996 the Zimbabwe, Egypt and Morocco stock markets appreciated by 72%, 41% and 29%, respectively. The Fund's fixed income holdings also appreciated strongly in 1996. Excluding a small position in South African bonds held during the first half of 1996, the Fund's total return on fixed income holdings in Morocco, Algeria, Nigeria and Ivory Coast varied between 30% and 85%.

Given the strong performance of the Fund's fixed income portfolio and attractive equity investment opportunities in Egypt, Zimbabwe, Mauritius and Kenya, the Fund realized its gains in its fixed income holdings and utilized the proceeds to invest in these markets. As a result of this switch between fixed income and equity holdings, the Fund's fixed income weightings as a percentage of the portfolio declined from 12.6% to 2.8% between the end of third and fourth quarters of 1996. As of December 31, 1996, the Fund had a 95.1% weighting in equities compared to 74.1% at December 31, 1995.

The following table details the change in weightings for the Fund over the past year.

                                            DECEMBER 31
                                 ----------------------------------
COUNTRY                            1995       1996        CHANGE
-------------------------------  ---------  ---------  ------------
Algeria........................        2.0%        --        (2.0)%
Botswana.......................         --        1.3%        1.3
Egypt..........................        0.5       15.0        14.5
Ghana..........................        1.6        1.3        (0.3)
Ivory Coast....................        2.4        2.8         0.4
Kenya..........................         --        0.8         0.8
Mauritius......................        2.3        7.2         4.9
Morocco........................       15.2        3.7       (11.5)
Nigeria........................        3.6         --        (3.6)
South Africa...................       65.8       46.4       (19.4)
Zimbabwe.......................        4.2       16.9        12.7
Cash & Other...................        2.4        4.6         2.2

SOUTH AFRICA

    1996 was a difficult year for the South African securities markets. The Morgan Stanley Capital International South Africa Index declined by 20.1% while the J.P. Morgan ELMI South Africa Bond Index declined by 9.1% in 1996 primarily as a result of a 28.3% depreciation in the South African rand.

Rising money supply, private sector credit growth, inflation and a volatile currency led the Reserve Bank to increase the bank rate by 1% in each of April and November 1996. The bank and prime rates now stand at 17% and 20.25%, respectively. Inflation has been rising since May 1996 when it reached a 23-year low of 5.5%. In November it had reached 9.2%. We expect inflation to peak around 10% by the end of the first quarter as the import component increases as a consequence of the currency depreciation and the effect of higher mortgage rates filter through the economy. Interest rates are not expected to rise any further in 1997 as the currency appears to be stabilizing, inflation is close to peaking and money supply growth is declining. We are optimistic that rates will begin to decline late in the year as all the preceding factors are brought under control.

Given the high real interest rate environment we expect GDP to grow by 2.5-3.0% in 1997. This growth will be driven by the agricultural, mining and export oriented sectors. 1998 should see GDP growth in excess of 4% as interest rate cuts in 1997 drive the overall economy. In 1997 the trade surplus is expected to increase further as the benefits of the weaker currency are realized. As of November, the cumulative trade surplus was 8.5 billion rand versus 3 billion rand for the comparable period in 1995.

Fiscal policy remains conservative and the government is projecting a deficit to GDP of 4% for the 1997/1998 fiscal year. Privatizations are also imminent with Telkom being the first. If privatization is pursued aggressively by the government and the benefits of the growth oriented policies put forth in 1996 are begun to be realized, we believe that the overall sentiment and confidence towards South Africa will improve considerably. This should lead to further currency stability and perhaps an increase in portfolio and foreign direct investment.

REST OF AFRICA

    Zimbabwe and Egypt were two markets which performed exceptionally well in 1996. The Harare Stock Exchange's value increased by 72% in 1996 driven by declining interest rates, a stronger economy and good earnings growth from the corporate sector. Inflation which started 1996 at 28% has declined to 14%. This significant decline was due to the numbers being compared to a drought related high base from the prior year. With a normal rainy season already under way we expect inflation to average 15% in 1997. Our GDP forecast for 1996 and 1997 is 6% and 7%. The corporate sector which is a direct beneficiary of the lower interest rate environment is expecting real earnings growth between 15-20%. Delta, the largest market cap company which operates in the beverage, hotel and retail sectors of the economy is already benefiting from the increased private consumption expenditure. Beverage and clear beer volume growth for 1996 are averaging approximately 11% over the past nine months. Local institutions who are very underweight in equities with an estimated weighting of 15% have been pushing equity prices higher as rates have declined. For 1997 we remain optimistic on Zimbabwe as we expect privatizations, lower inflation and interest rates to underpin the growing economy.

The Cairo stock exchange also performed extremely well in 1996 by providing a return of 41%. For the fourth quarter alone the index increased by 28%. The market re-rated mainly as a result of increasing investment by foreign institutional investors and greater research coverage by global brokerage houses. Also fueling the market performance was declining interest rates which are now below 10%. The market currently sells at a prospective multiple of 11 times earnings supported by a 5.5% dividend yield. We expect GDP growth of 4.5% and inflation to decline to 6% in 1997. President Mubarak is also committed to rapid privatization and recently announced that all remaining government owned shares in joint venture companies will be privatized in 1997.

In conclusion, we remain optimistic on the investment opportunities in Africa and will continue to proactively pursue them.

Sincerely,

           [SIGNATURE]
Warren J. Olsen
PRESIDENT AND DIRECTOR

      [SIGNATURE]
Marianne L. Hay
SENIOR PORTFOLIO MANAGER

    [SIGNATURE]
Jaideep Khanna
PORTFOLIO MANAGER

January 1997

--------------------------------------------------------------------------------

MORGAN STANLEY GROUP INC., THE DIRECT PARENT COMPANY OF THE FUND'S INVESTMENT ADVISER, MORGAN STANLEY ASSET MANAGEMENT INC., RECENTLY ANNOUNCED ITS INTENTION TO MERGE WITH DEAN WITTER, DISCOVER & CO. TO FORM MORGAN STANLEY, DEAN WITTER, DISCOVER & CO. IT CURRENTLY IS ANTICIPATED THAT THE TRANSACTION WILL CLOSE IN MID-1997. THEREAFTER, MORGAN STANLEY ASSET MANAGEMENT INC. WILL BE A SUBSIDIARY OF MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.

Morgan Stanley Africa Investment Fund, Inc.
Investment Summary as of December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                    TOTAL RETURN (%)
                               ----------------------------------------------------------

                                     MARKET VALUE (1)            NET ASSET VALUE (2)
                               ----------------------------  ----------------------------
                                                 AVERAGE                       AVERAGE
                                 CUMULATIVE       ANNUAL       CUMULATIVE       ANNUAL
                               ----------------------------  ----------------------------
ONE YEAR                             16.26%         16.26%          8.64%          8.64%
SINCE INCEPTION*                     18.89           6.19          47.12          14.35

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION (2)

A BAR CHART REFLECTING THE DATA BELOW IS REFLECTED HERE.

 YEARS ENDED DECEMBER 31:
                                 1994*       1995       1996
Net Asset Value Per Share       $14.43     $17.05     $16.86
Market Value Per Share          $11.38     $12.88     $13.63
Premium/(Discount)              -21.1%     -24.5%     -19.2%
Income Dividends                 $0.54      $0.96      $0.14
Capital Gains Distributions          -      $0.01      $1.23
Fund Total Return (2)            7.34%     26.14%      8.64%

(1) Assumes dividends and distributions, if any, were reinvested.

(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

* The Fund commenced operations on February 14, 1994.

Morgan Stanley Africa Investment Fund, Inc.
Portfolio Summary as of December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities            95.1%
Short-Term Investments        2.1%
Debt Securities               2.8%

--------------------------------------------------------------------------------
SECTORS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Banking                                10.1%
Beverages & Tobacco                     9.2%
Building Materials & Components         4.9%
Chemicals                              11.4%
Electrical & Electronics                5.5%
Energy Sources                          4.6%
Leisure & Tourism                       4.4%
Merchandising                           5.1%
Mining                                  6.4%
Multi-Industry                         15.5%
Other                                  22.9%

--------------------------------------------------------------------------------
COUNTRY WEIGHTINGS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

South Africa           46.4%
Zimbabwe               16.9%
Egypt                  15.0%
Mauritius               7.2%
Morocco                 3.7%
Ivory Coast             2.8%
United Kingdom          2.5%
Botswana                1.3%
Ghana                   1.3%
Other                   2.9%

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS

                                                    PERCENT OF
                                                    NET ASSETS
                                                   -------------
       1.  SASOL Ltd.                                      8.3%
       2.  Delta Corp. Ltd.                                6.2
       3.  Gencor Ltd.                                     4.8
       4.  Meikles Africa Ltd.                             4.5
       5.  State Bank of Mauritius                         3.3

                                                    PERCENT OF
                                                    NET ASSETS
                                                   -------------
       6.  Dimension Data Holdings Ltd.                    2.9%
       7.  Republic of Ivory Coast Syndicated
           Loan                                            2.9
       8.  Corporate Africa                                2.7
       9.  Lonrho plc                                      2.4
      10.  Commercial International Bank                   2.1
                                                         -----
                                                          40.1%
                                                         -----
                                                         -----

FINANCIAL STATEMENTS
---------

STATEMENT OF NET ASSETS
---------

DECEMBER 31, 1996

                                                                             VALUE
                                                           SHARES            (000)
----------------------------------------------------------------------------------
------------
AFRICAN COMMON STOCKS (92.2%)
  (UNLESS OTHERWISE NOTED)
----------------------------------------------------------------------------------
------------
BOTSWANA (1.3%)
BEVERAGES & TOBACCO
  Sechaba Investment Co.                                5,000,000   U.S.$    3,290
                                                                    --------------
----------------------------------------------------------------------------------
------------
EGYPT (15.0%)
AGRICULTURE
  General Silo Storage                                     48,600              717
                                                                    --------------
BANKING
  Commercial International Bank                            35,709            5,389
  Egypt American Bank                                      14,209              632
                                                                    --------------
                                                                             6,021
                                                                    --------------
BEVERAGES & TOBACCO
  Eastern Tobacco                                         236,150            3,654
                                                                    --------------
BUILDING MATERIALS & COMPONENTS
  Alexandria Cement                                        28,860              472
  Ameriyah Cement Co.                                     159,998            3,018
  Helwan Portland Cement                                  209,800            3,710
  +Suez Cement Co.                                        101,700            1,587
  Torah Portland Cement Co.                               150,770            3,044
                                                                    --------------
                                                                            11,831
                                                                    --------------
CHEMICALS
  +Egyptian Finance & Industrial                           97,450            3,088
  +Paint & Chemical Industries                             19,510              753
                                                                    --------------
                                                                             3,841
                                                                    --------------
ELECTRICAL & ELECTRONICS
  Egyptian Electro Cables                                  46,483            1,452
                                                                    --------------
FOOD & HOUSEHOLD PRODUCTS
  Central Flour Mill                                       60,000              690
  North Cairo Flour Mills                                 120,375            4,754
  South Cairo & Giza Mills Bakeries                        14,670              294
                                                                    --------------
                                                                             5,738
                                                                    --------------
REAL ESTATE
  Helioplis Housing                                        15,000            1,901
  Madinet Nasr Housing & Development                       33,710            3,805
                                                                    --------------
                                                                             5,706
                                                                    --------------
                                                                            38,960
                                                                    --------------
----------------------------------------------------------------------------------
------------
GHANA (1.3%)
BANKING
  Standard Chartered Bank                                 555,000            1,595
                                                                    --------------
----------------------------------------------------------------------------------
------------

                                                                             VALUE
                                                           SHARES            (000)
----------------------------------------------------------------------------------
------------
BEVERAGES & TOBACCO
  Guinness Ghana                                        3,636,822   U.S.$      575
  Kumasi Breweries                                        336,000              127
  Pioneer Tobacco Co., Ltd.                             2,897,600              221
                                                                    --------------
                                                                               923
                                                                    --------------
FINANCIAL SERVICES
  +Home Finance Co.                                     1,620,000              127
                                                                    --------------
FOOD & HOUSEHOLD PRODUCTS
  Unilever                                              1,575,800              725
                                                                    --------------
METALS -- NON-FERROUS
  Ghana Pioneer Aluminum Factory                        1,043,400              103
                                                                    --------------
                                                                             3,473
                                                                    --------------
----------------------------------------------------------------------------------
------------
KENYA (0.8%)
BANKING
  +Kenya Commercial Bank Ltd.                             319,141              418
                                                                    --------------
INDUSTRIAL COMPONENTS
  +Firestone East Africa Ltd.                             300,000              150
                                                                    --------------
MERCHANDISING
  +Uchumi Supermarket Ltd.                              1,667,405            1,623
                                                                    --------------
                                                                             2,191
                                                                    --------------
----------------------------------------------------------------------------------
------------
MAURITIUS (7.2%)
BANKING
  Mauritius Commercial Bank                               847,004            3,417
  State Bank of Mauritius                              16,792,469            8,722
                                                                    --------------
                                                                            12,139
                                                                    --------------
FOOD & HOUSEHOLD PRODUCTS
  Happy World Foods, Ltd.                               1,427,041            1,223
                                                                    --------------
LEISURE & TOURISM
  New Mauritius Hotels                                  1,741,669            2,898
                                                                    --------------
MULTI-INDUSTRY
  Mon Tressor Desert                                       66,368              132
  Rogers & Co., Ltd.                                      520,118            2,334
                                                                    --------------
                                                                             2,466
                                                                    --------------
                                                                            18,726
                                                                    --------------
----------------------------------------------------------------------------------
------------
MOROCCO (3.7%)
BANKING
  Banque Marocaine                                         35,330            1,614
  Wafabank                                                 13,095              823
                                                                    --------------
                                                                             2,437
                                                                    --------------
MULTI-INDUSTRY
  Groupe Ona                                               22,500            1,339
  SNI Maroc                                                75,711            4,722
                                                                    --------------
                                                                             6,061
                                                                    --------------
----------------------------------------------------------------------------------
------------

    The accompanying notes are an integral part of the financial statements.

                                                                             VALUE
                                                           SHARES            (000)
----------------------------------------------------------------------------------
------------
MOROCCO (CONTINUED)
TELECOMMUNICATIONS
  Alcatel Alsthom                                          19,380   U.S.$    1,184
                                                                    --------------
                                                                             9,682
                                                                    --------------
----------------------------------------------------------------------------------
------------
SOUTH AFRICA (46.0%)
APPLIANCES & HOUSEHOLD DURABLES
  Ellerine Holdings Ltd.                                  198,881              897
                                                                    --------------
BANKING
  Amalgamated Banks of South Africa                       703,051            3,607
                                                                    --------------
BROADCASTING & PUBLISHING
  Omni Media Corp.                                         75,000            1,022
  Perskor Beleggings Beperk                               163,200            1,360
                                                                    --------------
                                                                             2,382
                                                                    --------------
CHEMICALS
  Polfin Ltd.                                           2,475,000            4,126
  SASOL Ltd.                                            1,728,842           20,509
                                                                    --------------
                                                                            24,635
                                                                    --------------
CONSTRUCTION & HOUSING
  Concor Ltd.                                             277,222            1,185
  LTA Ltd.                                                126,700              623
                                                                    --------------
                                                                             1,808
                                                                    --------------
ELECTRICAL & ELECTRONICS
  Allied Electronics Corp., Ltd.                          770,000              823
  DataTec Ltd.                                            862,146            2,912
  Dimension Data Holdings Ltd.                          2,591,487            7,616
  Spescom Electronics Ltd.                                800,000            1,111
  Voltex Holdings Ltd.                                  1,018,426              492
                                                                    --------------
                                                                            12,954
                                                                    --------------
ENERGY SOURCES
  +Energy Africa Ltd.                                     500,000            1,828
  Ingwe Coal Corp. Ltd.                                   256,200            1,835
  Trans Natal Coal Corp. Ltd.                             600,000            4,437
                                                                    --------------
                                                                             8,100
                                                                    --------------
GOLD MINES
  Driefontein Consolidation Ltd.                          400,000            4,211
  Evander Gold Mines Ltd.                                 190,900            1,591
  Free State Consolidation Gold Mines Ltd.                291,500            2,134
  Kloof Gold Mining Co. Ltd.                              200,000            1,629
                                                                    --------------
                                                                             9,565
                                                                    --------------
INDUSTRIAL COMPONENTS
  Tiger Wheels Ltd.                                       101,297              364
                                                                    --------------
INSURANCE
  +Capital Alliance Holdings                            1,000,000            4,510
  Sage Group Ltd.                                       1,005,000            4,081
                                                                    --------------
                                                                             8,591
                                                                    --------------
----------------------------------------------------------------------------------
------------
                                                                             VALUE
                                                           SHARES            (000)
----------------------------------------------------------------------------------
------------
LEISURE & TOURISM
  Kersaf Investments Ltd.                                 120,000   U.S.$    1,097
  Leisurenet Ltd.                                         114,510               89
  Servgro International Ltd.                              508,900            2,491
  Spur Holdings Ltd.                                      550,000              970
  Sun International Ltd.                                2,643,571            2,133
                                                                    --------------
                                                                             6,780
                                                                    --------------
MACHINERY & ENGINEERING
  Dorbyl Ltd.                                              75,000              818
  Howden Africa Holdings Ltd.                           1,563,940            1,370
                                                                    --------------
                                                                             2,188
                                                                    --------------
METALS -- NON-FERROUS
  +Chromecorp Holdings Ltd.                               515,700            1,102
  Potgietersrust Platinums Ltd.                           307,549            1,512
  Rustenburg Platinum Holdings Ltd.                        96,018            1,313
                                                                    --------------
                                                                             3,927
                                                                    --------------
METALS -- STEEL
  Highveld Steel & Vanadium Corporation Ltd.              560,000            1,783
                                                                    --------------
MINING
  De Beers Consolidated Mines Ltd.                        100,000            2,864
  Gencor Ltd.                                           3,422,000           12,434
                                                                    --------------
                                                                            15,298
                                                                    --------------
MULTI-INDUSTRY
  Barlow Ltd.                                             545,700            4,841
  Bidvest Group Ltd.                                      689,938            3,576
  Corporate Africa                                      2,500,000            1,176
  Corporate Africa (Preferred)                         12,500,000            5,825
  +Real Africa Holdings Ltd.                               80,000               80
  Rembrandt Group Ltd.                                    148,200            1,323
                                                                    --------------
                                                                            16,821
                                                                    --------------
                                                                           119,700
                                                                    --------------
----------------------------------------------------------------------------------
------------
ZIMBABWE (16.9%)
BEVERAGES & TOBACCO
  Delta Corp. Ltd.                                      4,594,489           16,099
                                                                    --------------
BUILDING MATERIALS & COMPONENTS
  PG Industries                                         1,115,614              576
  Portland Holdings Ltd.                                  300,000              394
                                                                    --------------
                                                                               970
                                                                    --------------
ENERGY SOURCES
  Wankie Colliery Co. Ltd.                              6,522,900            3,609
                                                                    --------------
FOOD & HOUSEHOLD PRODUCTS
  Colcom Holdings                                       1,512,500              516
  Eastern Highlands                                     3,375,659              420
  Hippo Valley Estates Ltd.                             1,500,000            1,418
                                                                    --------------
                                                                             2,354
                                                                    --------------
LEISURE & TOURISM
  Zimbabwe Sun                                          4,668,161            1,743
                                                                    --------------
MERCHANDISING
  Meikles Africa Ltd.                                       7,920           11,682
                                                                    --------------
----------------------------------------------------------------------------------
------------

    The accompanying notes are an integral part of the financial statements.

                                                                             VALUE
                                                           SHARES            (000)
----------------------------------------------------------------------------------
------------
ZIMBABWE (CONTINUED)
METALS -- NON-FERROUS
  Bindura Nickel Corp. Ltd.                               625,000   U.S.$      432
                                                                    --------------
MULTI-INDUSTRY
  TA Holdings Ltd.                                     10,000,000            1,614
  Trans Zambezi Industries Ltd.                         1,202,482            2,886
  +Trans Zambezi Industries Ltd. ADR                       72,000              173
  TSL Ltd.                                              3,313,000            2,139
                                                                    --------------
                                                                             6,812
                                                                    --------------
TEXTILES & APPAREL
  +Spinweave                                            3,336,000              385
                                                                    --------------
                                                                            44,086
                                                                    --------------
----------------------------------------------------------------------------------
------------
TOTAL AFRICAN COMMON STOCKS
  (Cost U.S. $204,380)                                                     240,108
                                                                    --------------
----------------------------------------------------------------------------------
------------
OTHER COMMON STOCKS (3.8%)
----------------------------------------------------------------------------------
------------
IRELAND (0.5%)
MINING
  +Kenmare Resources                                    2,500,000            1,440
                                                                    --------------
----------------------------------------------------------------------------------
------------
SWITZERLAND (0.8%)
MULTI-INDUSTRY
  +Suedelektra Holding AG                                   2,175            1,991
                                                                    --------------
----------------------------------------------------------------------------------
------------
UNITED KINGDOM (2.5%)
ENERGY SOURCES
  Wankie Colliery Co., Ltd.                               650,000              178
                                                                    --------------
MULTI-INDUSTRY
  Lonrho plc                                            2,913,981            6,240
                                                                    --------------
                                                                             6,418
                                                                    --------------
----------------------------------------------------------------------------------
------------
TOTAL OTHER COMMON STOCKS
  (Cost U.S. $10,378)                                                        9,849
                                                                    --------------
----------------------------------------------------------------------------------
------------
CONVERTIBLE PREFERRED STOCK (0.4%)
----------------------------------------------------------------------------------
------------
SOUTH AFRICA (0.4%)
CHEMICALS
  SASOL 8.5% (Cost $1,071)                                 94,800            1,114
                                                                    --------------
----------------------------------------------------------------------------------
------------

                                                             FACE
                                                           AMOUNT
                                                            (000)
----------------------------------------------------------------------------------
------------
DEBT INSTRUMENTS (2.8%)
----------------------------------------------------------------------------------
------------
IVORY COAST (2.8%)
LOAN AGREEMENT
  Republic of Ivory Coast Syndicated Loan,
    12/31/00
    (Cost U.S. $5,494)                               FRF  109,441            7,437
                                                                    --------------
----------------------------------------------------------------------------------
------------
                                                        FACE
                                                       AMOUNT                VALUE
                                                        (000)                (000)
----------------------------------------------------------------------------------
------------
SHORT-TERM INVESTMENTS (0.4%)
----------------------------------------------------------------------------------
------------
UNITED STATES (0.4%)
REPURCHASE AGREEMENT
  Chase Securities, Inc. 5.95%, dated 12/31/96,
    due 1/2/97, to be repurchased at U.S. $1,007,
    collateralized by U.S. $965 United States
    Treasury Bonds 7.25%, due 5/15/16, valued at
    U.S. $1,029 (Cost U.S. $1,007)                  U.S.$   1,007   U.S.$    1,007
                                                                    --------------
----------------------------------------------------------------------------------
------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (1.7%)
  British Pound                                       GBP      --                1
  Egyptian Pound                                      EGP   1,049              309
  Kenyan Shilling                                    KES   40,113              730
  Mauritius Rupee                                      MUR 15,660              790
  South African Rand                                  ZAR  10,776            2,303
  Zimbabwe Dollar                                      ZWD  3,780              349
                                                                    --------------
    (Cost U.S. $4,470)                                                       4,482
                                                                    --------------
----------------------------------------------------------------------------------
------------
TOTAL INVESTMENTS (101.3%)
  (Cost U.S. $226,800)                                                     263,997
                                                                    --------------
----------------------------------------------------------------------------------
------------
OTHER ASSETS (7.9%)
  Receivable for Investments Sold                   U.S.$  18,958
  Dividends Receivable                                        983
  Interest Receivable                                         527
  Deferred Organization Costs                                  25
  Other Assets                                                 38           20,531
                                                    -------------   --------------
----------------------------------------------------------------------------------
------------
LIABILITIES (-9.2%)
  Payable for:
    Dividends Declared                                    (17,113)
    Investments Purchased                                  (6,231)
    Investment Advisory Fees                                 (272)
    Custodian Fees                                           (210)
    Shareholder Reporting Expenses                            (80)
    Professional Fees                                         (52)
    Directors' Fees and Expenses                              (25)
    Administrative Fees                                       (23)         (24,006)
                                                    -------------   --------------
----------------------------------------------------------------------------------
------------
NET ASSETS (100%)
  Applicable to 15,448,477 issued and outstanding U.S.$ 0.01 par
    value shares (100,000,000 shares authorized)                    U.S.$  260,522
                                                                        ----------
----------------------------------------------------------------------------------
------------
NET ASSET VALUE PER SHARE                                           U.S.$    16.86
                                                                        ----------
----------------------------------------------------------------------------------
------------

    The accompanying notes are an integral part of the financial statements.

                                                                            AMOUNT
                                                                             (000)
----------------------------------------------------------------------------------
                   ------------
AT DECEMBER 31, 1996, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------------
  Common Stock                                                      U.S.$      154
  Capital Surplus                                                          216,929
  Accumulated Net Realized Gain                                              6,194
  Unrealized Appreciation on Investments and Foreign Currency
    Translations                                                            37,245
----------------------------------------------------------------------------------
------------
TOTAL NET ASSETS                                                    U.S.$  260,522
                                                                        ----------
----------------------------------------------------------------------------------
------------

  +  --   Non-income producing.
ADR  --   American Depositary Receipt
--------------------------------------------------------------------------------
------------

DECEMBER 31, 1996 EXCHANGE RATES:
-------------------------------------------------------------------
GBP  British Pound                         0.584    =   U.S. $1.00
EGP  Egyptian Pound                        3.393    =   U.S. $1.00
FRF  French Franc                          5.187    =   U.S. $1.00
KES  Kenyan Shilling                      54.975    =   U.S. $1.00
MUR  Mauritius Rupee                      19.830    =   U.S. $1.00
ZAR  South African Rand                    4.679    =   U.S. $1.00
ZWD  Zimbabwe Dollar                      10.845    =   U.S. $1.00
-------------------------------------------------------------------
------------

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION -- DECEMBER 31, 1996 (UNAUDITED)

                                                             PERCENT
                                                 VALUE        OF NET
INDUSTRY                                         (000)        ASSETS
--------------------------------------------------------------------
------------
Agriculture                               U.S.$    717         0.3%
Appliances & Household Durables                    897         0.3
Banking                                         26,217        10.1
Beverages & Tobacco                             23,966         9.2
Broadcasting & Publishing                        2,382         0.9
Building Materials & Components                 12,801         4.9
Chemicals                                       29,590        11.4
Construction & Housing                           1,808         0.7
Electrical & Electronics                        14,406         5.5
Energy Sources                                  11,887         4.6
Financial Services                                 127         0.0
Food & Household Products                       10,040         3.8
Gold Mines                                       9,565         3.7
Industrial Components                              514         0.2
Insurance                                        8,591         3.3
Leisure & Tourism                               11,421         4.4
Machinery & Engineering                          2,188         0.8
Merchandising                                   13,305         5.1
Metals -- Non-Ferrous                            4,462         1.7
Metals -- Steel                                  1,783         0.7
Mining                                          16,738         6.4
Multi-Industry                                  40,391        15.5
Real Estate                                      5,706         2.2
Telecommunications                               1,184         0.5
Textiles & Apparel                                 385         0.1
Other                                           12,926         5.0
                                          ------------       -----
                                          U.S.$263,997       101.3%
                                          ------------       -----
                                          ------------       -----
--------------------------------------------------------------------
------------

SUMMARY OF TOTAL INVESTMENTS BY COUNTRY --
DECEMBER 31, 1996 (UNAUDITED)

                                                             PERCENT
                                                 VALUE        OF NET
COUNTRY                                          (000)        ASSETS
--------------------------------------------------------------------
------------
Botswana                                  U.S.$  3,290         1.3%
Egypt                                           38,960        15.0
Ghana                                            3,473         1.3
Ireland                                          1,440         0.5
Ivory Coast                                      7,437         2.8
Kenya                                            2,191         0.8
Mauritius                                       18,726         7.2
Morocco                                          9,682         3.7
South Africa                                   120,814        46.4
Switzerland                                      1,991         0.8
United Kingdom                                   6,418         2.5
United States (short-term investments)           1,007         0.4
Zimbabwe                                        44,086        16.9
Other                                            4,482         1.7
                                          ------------       -----
                                          U.S.$263,997       101.3%
                                          ------------       -----
                                          ------------       -----
--------------------------------------------------------------------
------------

    The accompanying notes are an integral part of the financial statements.

                                                                 YEAR ENDED
                                                                DECEMBER 31,
                                                                    1996
STATEMENT OF OPERATIONS                                            (000)
------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividends...............................................  U.S.$  5,722
    Interest................................................         4,573
    Less: Foreign Taxes Withheld............................          (217)
------------------------------------------------------------------------------
      Total Income..........................................        10,078
------------------------------------------------------------------------------
EXPENSES
    Investment Advisory Fees................................         3,106
    Custodian Fees..........................................           698
    Administration Fees.....................................           266
    Professional Fees.......................................           155
    Shareholder Reporting Expenses..........................           122
    Directors' Fees and Expenses............................            84
    Transfer Agent Fees.....................................            16
    Other Expenses..........................................           181
------------------------------------------------------------------------------
      Total Expenses........................................         4,628
------------------------------------------------------------------------------
          Net Investment Income.............................         5,450
------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
    Investment Securities Sold..............................        25,360
    Foreign Currency Transactions...........................        (2,661)
------------------------------------------------------------------------------
          Net Realized Gain.................................        22,699
------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
    Depreciation on Investments.............................        (9,905)
    Appreciation on Foreign Currency Translations...........            63
------------------------------------------------------------------------------
          Change in Unrealized Appreciation/Depreciation....        (9,842)
------------------------------------------------------------------------------
Total Net Realized Gain and Change in Unrealized
 Appreciation/Depreciation..................................        12,857
------------------------------------------------------------------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....  U.S.$ 18,307
------------------------------------------------------------------------------
------------------------------------------------------------------------------

                                                                 YEAR ENDED         YEAR ENDED
                                                                DECEMBER 31,       DECEMBER 31,
                                                                    1996               1995
STATEMENT OF CHANGES IN NET ASSETS                                 (000)              (000)
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
    Net Investment Income...................................  U.S.$  5,450       U.S.$  9,966
    Net Realized Gain.......................................        22,699              6,939
    Change in Unrealized Appreciation/Depreciation..........        (9,842)            38,714
-------------------------------------------------------------------------------------------------
    Net Increase in Net Assets Resulting from Operations....        18,307             55,619
-------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income...................................        (2,153)           (14,847)
    In Excess of Net Investment Income......................            --                (47)
    Net Realized Gains......................................       (19,060)              (226)
-------------------------------------------------------------------------------------------------
    Total Distributions.....................................       (21,213)           (15,120)
-------------------------------------------------------------------------------------------------
    Total Increase (Decrease)...............................        (2,906)            40,499
Net Assets:
    Beginning of Year.......................................       263,428            222,929
-------------------------------------------------------------------------------------------------
    End of Year (including distributions in excess of net
     investment income of U.S.$0 and U.S.$47,
     respectively)..........................................  U.S.$260,522       U.S.$263,428
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

                                                                                                         PERIOD FROM
                                                                                                        FEBRUARY 14,
                                                                 YEAR ENDED          YEAR ENDED       1994* TO DECEMBER
SELECTED PER SHARE DATA AND RATIOS:                           DECEMBER 31, 1996   DECEMBER 31, 1995       31, 1994
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD........................  U.S.$    17.05      U.S.$    14.43      U.S.$    14.10
-----------------------------------------------------------------------------------------------------------------------
Offering Costs..............................................              --                  --               (0.05)
-----------------------------------------------------------------------------------------------------------------------
Net Investment Income.......................................            0.35                0.64                0.54
Net Realized and Unrealized Gain (Loss) on Investments......            0.83                2.95                0.38
-----------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations........................            1.18                3.59                0.92
-----------------------------------------------------------------------------------------------------------------------
Distributions:
    Net Investment Income...................................           (0.14)              (0.96)              (0.54)
    In Excess of Net Investment Income......................              --               (0.00)#             (0.00)#
    Net Realized Gains......................................           (1.23)              (0.01)                 --
-----------------------------------------------------------------------------------------------------------------------
    Total Distributions.....................................           (1.37)              (0.97)              (0.54)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD..............................  U.S.$    16.86      U.S.$    17.05      U.S.$    14.43
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD.......................  U.S.$    13.63      U.S.$    12.88      U.S.$    11.38
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
    Market Value............................................           16.26%              20.84%             (15.37)%
    Net Asset Value (1).....................................            8.64%              26.14%               7.34%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (THOUSANDS).......................  U.S.$  260,522      U.S.$  263,428      U.S.$  222,929
-----------------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets.....................            1.79%               1.77%               1.87%**
Ratio of Net Investment Income to Average Net Assets........            2.11%               4.18%               4.47%**
Portfolio Turnover Rate.....................................              68%                 66%                 32%
Average Commission Rate (2).................................  U.S.$   0.0134                 N/A                 N/A
-----------------------------------------------------------------------------------------------------------------------

  *  Commencement of operations
 **  Annualized
  #  Amount is less than U.S. $0.01 per share
(1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested.This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.
(2) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged during the period. For the year ended December 31, 1996, the average commission rate paid on trades where commissions were charged was 0.46% of the trade amount.

    The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996

----------

    The Morgan Stanley Africa Investment Fund, Inc. (the "Fund") was incorporated on December 14, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATIONS: In valuing the Fund's assets, all listed securities for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date, at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors (the "Board"), although the actual calculations may be done by others. Due to certain African securities markets' small size, degree of liquidity and volatility, the price which the Fund may realize upon sale of securities may not be equal to its value as presented in the financial statements.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

    The Fund may be subject to taxes imposed by countries in which it invests. The Fund accrues such taxes when the related income is earned.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counter-party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

      - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;
      - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

    Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end.
    Similarly, the Fund does not isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

    Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) in the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Fund may enter into forward foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates. A forward foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

6. DEBT INSTRUMENTS: The Fund may invest in debt instruments including those in the form of fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. The Fund's investments in Loans may be in the form of participations in Loans ("Participations") or assignments ("Assignments") of all or a portion of Loans from third parties. The Fund's investment in Participations typically results in the Fund having a contractual relationship with only the Lender and not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the Participation. When the Fund purchases Assignments from Lenders it acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

7. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-date.

    The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions and gains on certain securities of corporations designated as "passive foreign investment companies".

    Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

    Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Asset Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.20% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of 0.06% of the Fund's average weekly net assets, plus $100,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator. The Chase Manhattan Bank acts as custodian for the Fund's assets held in the United States.

D. Morgan Stanley Trust Company (the "International Custodian"), an affiliate of the Adviser, acts as custodian for the Fund's assets held outside the United States in accordance with a Custody Agreement. International Custodian fees are payable monthly based on Fund assets under custody plus an amount for each transaction effected. For the year ended December 31, 1996, international custodian fees totaled $689,000, of which $209,000 was payable to the International Custodian at December 31, 1996. In addition, for the year ended December 31, 1996, the Fund has earned interest income of $340,000 and incurred interest expense of $30,000 on balances with the International Custodian.

E. During the year ended December 31, 1996, the Fund made purchases and sales totaling approximately $171,089,000 and $190,732,000, respectively, of investment securities other than long-term U.S. Government securities and short term investments. There were no purchases and sales of long-term U.S. Government securities. At December 31, 1996, the U.S. Federal income tax cost basis of securities was $222,334,000 and accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $37,181,000 of which $52,058,000 related to appreciated securities and $14,877,000 related to depreciated securities.

F. In connection with its organization and initial public offering of shares, the Fund incurred $60,000 and $719,000 of organization and offering costs, respectively. The organization costs are being amortized on a straight-line basis over a five-year period beginning February 14, 1994, the date the Fund commenced operations. The offering costs were charged to capital.

G. A significant portion of the Fund's net assets consists of securities of issuers located in countries of Africa. These securities are denominated in foreign currencies and involve certain considerations and risks not typically associated with investments in the United States. Securities of these issuers are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, the securities markets in these countries are less developed than the U.S. securities market and there is often substantially less publicly available information about African issuers than there is about U.S. issuers. Settlement mechanisms are also less developed and consist primarily of physical delivery, which may cause the Fund to experience delays or other difficulties in effecting transactions in certain African nations.
    These securities may also be subject to substantial governmental involvement in the economy and greater social, economic, and political uncertainty which could adversely affect the liquidity or value, or both, of the Fund's investments. In addition, the Fund's ability to hedge its currency risk is limited, possibly exposing the Fund to currency devaluation and other exchange rate fluctuations. Accordingly, the price which the Fund may realize upon sale of such securities may not be equal to its value as presented in the financial statements.

H. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable, under the Plan, at December 31, 1996 totaled $12,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

I. During December 1996, the Board declared a distribution of $0.14 per share, derived from net investment income and $0.97 per share, derived from net realized gains, payable on January 9, 1997, to shareholders of record on December 31, 1996.

--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (UNAUDITED)

    For the year ended December 31, 1996, the Fund designates $17,578,000 as long-term capital gain and expects to pass through to shareholders foreign tax credits of approximately $217,000. In addition, for the year ended December 31, 1996, gross income derived from sources within foreign countries amounted to $9,966,000.

REPORT OF INDEPENDENT ACCOUNTANTS

---------
To the Shareholders and Board of Directors of Morgan Stanley Africa Investment Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Africa Investment Fund, Inc. (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years then ended and for the period February 14, 1994 (commencement of operations) through December 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036

February 10, 1997

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.
    Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.
    The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends and distributions.
    In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.
    Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. The provisions of the Plan have been modified to conform to the above description regarding the option of Participants to make additional voluntary cash payments to the Plan on an annual, rather than monthly, basis. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                        Morgan Stanley Africa Investment Fund, Inc.
                        American Stock Transfer & Trust Company
                        Dividend Reinvestment and Cash Purchase Plan
                        40 Wall Street
                        New York, NY 10005
                        1-800-278-4353

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